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                                EXHIBIT 1.01
                               --------------



                         ARTICLES OF INCORPORATION
                                 AND BYLAWS







                                     81

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                                   FORM 1


                                (SECTION 7)


                               COMPANIES ACT

                                 MEMORANDUM

I wish to be formed into a Company with limited liability under the Companies Act in pursuance of this Memorandum.

1. The name of the Company is RED FORK RESOURCES INC.

2. The authorized capital of the Company consists of Twenty-Five Million (25,000,000) Shares without par value.

3. I agree to take the number and kind and class of shares in the Company set opposite my name

FULL NAMES, RESIDENT ADDRESSES                    NUMBER AND KIND AND CLASS
AND OCCUPATIONS OF SUBSCRIBERS                              OF SHARES TAKEN

STEPHEN F.X. O'NEILL, Solicitor                        ONE (1) COMMON SHARE
8258 Rosswood Place, Burnaby

TOTAL SHARES TAKEN:                                  ONE ( 1 ) COMMON SHARE

     DATED at Vancouver, British Columbia, this 15-day of September, 1980.


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                                  ARTICLES

                             TABLE OF CONTENTS

PART    ARTICLE          SUBJECT

1.      INTERPRETATION
             1.1         Definition
             1.2 & 1.3   Construction of Words
             1.4         Companies Act Definitions Applicable
             1.5         Table "A" Inapplicable

2.      SHARES AND SHARE CERTIFICATES
             2.1         Member entitled to Certificate
             2.2         Replacement of Lost or Defaced Certificate
             2.3         Recognition of Trusts
             2.4         Execution of Certificates
             2.5         Assistance for Purchase of Company's
                         Shares or Debt Obligations
             2.6         Form of Certificate
             2.7         Delivery to Joint Holders

3.      ISSUE OF SHARES
             3.1         Directors Authorized
             3.2         Commissions and Brokerage
             3.3         Conditions of Issue

4.      SHARE REGISTERS AND TRANSFERS
             4.1         Registers of Members, Transfers and Allotments
             4.2         Branch Registers of Members
             4.3         No Closing of Register of Members
             4.4         Transferability and Instrument of Transfer
             4.5         Submission of Instruments of Transfer
             4.6         Execution of Instrument of Transfer
             4.7         Enquiry as to Title Not Required
             4.8         Transfer Fee

5.      TRANSMISSION OF SHARES
             5.1         Personal Representative Recognized on Death
             5.2         Persons in Representative Capacity

6.      ALTERATION OF CAPITAL
             6.1         Ordinary Resolution Required
             6.2         Other Capital Alterations
             6.3         Creation, Variation and Abrogation of
                         Special Rights and Restrictions
             6.4         Consent of Class Required
             6.5         Articles Apply to New Capital
             6.6         Special Rights of Conversion
             6.7         Class Meetings of Members


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7.      PURCHASE OF SHARES
             7.1         Company Authorized to Purchase or
                         Redeem its Shares
             7.2 & 7.3   Redemption of Shares

8.      BORROWING POWERS
             8.1         Powers of Directors
             8.2         Negotiability of Debt Obligations
             8.3         Special Rights on Debt Obligations
             8.4         Registers of Debt Obligations and Holders Thereof
             8.5         Execution of Debt Obligation Documents

9.      GENERAL MEETINGS
             9.1         Annual General Meetings
             9.2         Waiver of Annual General Meeting
             9.3         Classification of General Meetings
             9.4         Requisition of General Meetings
             9.5         Notice for General Meetings
             9.6         Waiver of Notice
             9.7         Notice of Special Business at General Meeting
10.     PROCEEDINGS
             10.1        Special Business
             10.2        Quorum
             10.3        Requirement of Quorum
             10.4        Lack of Quorum
             10.5        Chairman
             10.6        Alternate Director
             10.7        Adjournments
             10.8        Decisions by Show of Hands or Poll
             10.9        Resolution Need Not Be Seconded
             10.10       Casting Vote
             10.11       Manner of Taking Poll
             10.12       Casting Votes
             10.13       Demand for Poll
             10.14       Demand for Poll not to Prevent Continuance of
                         Meeting
             10.15       Retention of Bal1ots Cast on a Poll

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11.    VOTES OF MEMBERS
             11.1        Number of Votes Per Share or Member
             11.2        Votes of Persons in Representative Capacity
             11.3        Votes by Joint Holders
             11.4        Representative of a Corporate Member
             11.5        Votes by Committee of a Member
             11.6        Appointment by Proxyholders
             11.7        Execution of Proxy Instrument
             11.8        Qualification of Proxyholder
             11.9        Deposit of Proxy
             11.10       Validity of Proxy Vote
             11.11       Form of Proxy
             11.12       Revocation of Proxy

12.   DIRECTORS
             12.1        Responsible for Management
             12.2        Number of Directors
             12.3        Share Qualification of Directors
             12.4        Remuneration and Expenses of Directors
             12.5        Appointment of Attorneys
             12.6 Directors interested in Transactions with company
             12.7        Right to Office and Contract with Company
             12.8        Director Acting in Professional Capacity
             12.9        Director Receiving Remuneration from Other
                         Interests
13.    TERMINATION OF DIRECTORSHIP OF DIRECTORS

             13.1        Termination of Directorship
             13.2        Removal of Directors

14.    RETIREMENT AND ELECTION OF DIRECTORS
             14.1        Election at Annual General Meetings
             14.2        Eligibility of Retiring Director
             14.3        Continuance of Directors
             14.4        Election of Less than Required Number of
                         Directors
             14.5        Filing a Casual Vacancy
             14.6        Additional Directors


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15.          PROCEEDINGS OF DIRECTORS

             15.1        Meetings - Quorum - Chairman
             15.2        Quorum
             15.3        Call and Notice of Meetings
             15.4        Competence of Quorum
             15.5        Meetings by Conference Telephone
             15.6        Continuing Directors May Act During a Vacancy
             15.7        Validity of Acts of Directors
             15.8        Newly Elected Directors
             15.9        Waiver of Notice of Meetings
             15.10       Majority Rule
             15.11       Resolution in Writing Effective
             15.12       Appointment of Executive Committee
             15.13       Appointment of Committees
             15.14       Procedure at Meetings

16.          OFFICERS
             16.1        President and Secretary Required
             16.2        Persons Holding More Than One Office and
                         Remuneration
             16.3        Disclosure of Conflicting Interests

17.     MINUTES, DOCUMENTS AND RECORDS
             17.1        Minutes to be kept
             17.2        Records Office

18.          EXECUTION OF DOCUMENTS
             18.1        Affixation of Seal to Documents
             18.2        Mechanical Reproduction of Signatures
             18.3        Official Sea1 for Other Jurisdictions

19.          DIVIDENDS
             19.1        Declaration of Dividends
             19.2        Proportionate to Number of Shares Held
             19.3        Dividend Bears No Interest
             19.4        Payment in Specie Permitted
             19.5        Capitalization of Undistributed Surplus
             19.6        Payment of Dividends
             19.7        Effect of Transfer of Dividends
             19.8        Fractional Shares
             19.9        Reserves


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20.          ACCOUNTS
             20.1        Accounts to be kept
             20.2        Location of Accounts
             20.3        Inspection of Accounts

             21.          NOTICES
             21.1        Method of Giving Notice
             21.2        Notice of Joint Holders
             21.3        Notice of Personal Representative
             21.4        Notice Deemed Effective
             21.5 & 21.6 Date Notice Deemed Given
             21.7        Persons to Receive Notice

22.          RECORD DATES
             22.1        Record Date
             22.2        No Closure of Register of Members

23.     INDEMNIFICATION AND PROTECTION OF DIRECTORS, OFFICERS, EMPLOYEES
        AND CERTAIN AGENTS

             23.1        Party to Legal Proceedings
             23.2        Officers,  Employees, Agents
             23.3        Extent of Indemnification
             23.4        Persons Undertaking Liabilities
             23.5        Limitation of Liability
             23.6        Directors May Rely
             23.7        Company May Purchase Insurance

24.    RESTRICTIONS

             24.1        Number of Members
             24.2        No Securities to be Offered to the Public
             24.3        Restrictions on Transfers of Shares
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                               "COMPANY ACT"
                                  ARTICLES
                                     Of

                          RED FORK RESOURCES INC.

                           PART 1 INTERPRETATION
1. 1
In these Articles, unless the context otherwise requires:

(a) "Board of Directors" or "Board" means the directors of the company for the time being;

(b) "Companies Act" means the Companies Act of the Province of British
Columbia from timeto time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(c) "directors" means the directors of the Company for the time being;

(d) "month" means calendar month;

(e) "ordinary resolution" has the meaning assigned thereto by the Companies
Act;

(f) "register" means the register of members be kept pursuant to the Companies Act;

(g) "registered address" of a member shall be his address as recorder in the registered


(h) "registered address" of a director means his address as recorded in the Company's registerof directors to be kept pursuant to the Companies Act;


(i) "seal" means the common seal of the Company, if the Company has one;


(j) "special resolution" has the meaning assigned thereto by the Company

Act.1. 2 Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing wordsin a visible form.

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1. 3 Words importing the singular include the plural and vice versa; and
words importing a male person include a female person and a corporation.

1.4 The definitions in the Companies Act shall with the necessary changes and so far as applicable apply to these Articles.

1.5 The regulations contained in Table A in the First Schedule to the Companies Act shall not apply to the Company.

                   PART 2 - SHARES AND SHARE CERTIFICATES

2.1 Every member is entitled, without charge, to one certificate representing the share or shares of each class held by him or upon paying a sum not exceeding the amount permitted by the Companies Act, as the directors may from time to time determine, several certificates each for one or more of those shares; provided that, in respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and deliveryof a certificate for a share to one of several joint. Holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Company shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted. Any share certificate may be sent through the post by registered prepaid mail to the member entitled thereto at his registered address, and theCompany shall not be liable for any lossoccasi6ned to the member owing to any such share certificate so sent being lost in the post or stolen.

2.2 If a share certificate:

(a) is worn out or defaced, the directors may, upon production to them of that certificate and uponsuch other terms if any as they may think fit, order the certificate to be cancel1ed and may issue a new certificate in lieu thereof;

(b) is lost, stolen, or destroyed, then upon proof thereof to the satisfaction of the directors and upon such indemnity, if any, as the directors deem adequate being given, a new share certificatein place thereof shall be issued to the person entitled to the lost, stolen or destroyed certificate, or

(c) represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue registered in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Company shall cancel the certificate so surrendered and issue in place thereof certificates in accordance with the request.

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A sum, not exceeding that permitted by the Companies Act, as the directors may from time to time fix, shall be paid to the Company for each certificate issued under this article.

2.3 Except as required by law or statute or these articles, no person shall be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by law or statute or these articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

2.4 Every share certificate shall be signed manua11y by at least one officer or director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transferagent of the Company and any additional signatures may be printed or otherwise mechanically reproduced and a certificate signed in either of those fashions shall be as valid as if signed manually, not withstanding that any person whose signature is so printed or mechanically reproduced on a share certificate has ceased to hold the office that he is stated on such certificate to hold at the date of the issue of a share certificate.


2.5 Save as provided by the Companies Act, the Company" shall not give financial assistance by means of a loan, guarantee, the provision of security or otherwise for the purpose of or in connection with the purchase of or subscription by any person for shares or debt obligations issued by the Company or an affiliate of the Company or upon the security, in whole or in part, of a pledge or other charge upon the shares or debt obligations issued by the Company or an affiliate of the Company.


2.6 Every share certificate issued by the Company shall be in such form as the directors approve and shall comply with the Companies Act.


2.7 The certificates of shares registered in the name of two or more persons shall be delivered to the person first named on the register.

PART  3 - ISSUE OF SHARES

3.1 Subject to the Companies Act and to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase of capital, the issue of shares, whether in the original or any increased capital of the Company, shall be under the control of the directors who may, subject to the rights of the holders of the shares of the Company for the time being issued, al1ot or otherwise dispose of, and/or grant options on, shares authorized but not yet issued at such time and to such persons, including directors, and in such manner and upon such terms and conditions, and at such price or for such consideration, as the directors, in their absolute discretion, may determine .

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3.2  The directors on behalf of the Company may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares with a par value in the Company, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares provided that the rate of the commission or discount shall not in the aggregate exceed 25 per cent of the subscription price of such shares, or an amount equivalent to such percentage. The Company may also pay such brokerage as may be lawful.


3.3 No share may be issued until it is fully paid by the receipt by the Company of the full consideration therefor in cash, property or past services actually performed for the Company.A document evidencing indebtedness of the person to whom the shares are allotted is not property for the purpose of this Article. The value of property and services for the purpose of this Article shall be the value determined by the directors by resolution to be, in all circumstances of the transaction, the fair market value thereof.

PART  4 - SHARE REGISTERS AND TRANSFERS

4.1 The Company shall keep or cause to be kept a register of members, a register of transfers and a register of allotments within British Co1umbia, all as required by the Companies Act, and may combine one or more of such registers. If the Company's capital shall consist of more than one class of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class of shares. The directors on behalf of the Company may appoint a trust company to keep the register of members, register of transfers and register of allotments or, if there is more than one class of shares, the directors may appoint a trust company, which need not be the same trust company, to keep the register of members, the register of transfers and the register of allotments for each class of share. The directors on behalf of the Company may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or of a class thereof, as transfer agent for its shares or such class thereof, as the case may be, and the same or another trust company or companies as registrar for its shares or such class thereof, as the case may be. The directors may terminate the appointment of any such trust company at any time and may appoint another trust company in its place.


4.2 Unless prohibited by the Companies Act, the Company may keep or cause to be kept one or more branch registers of members at such place or places as the directors may from time to time determine.

4.3 The Company shall not at any time close its register of members save and except as permitted by the Companies Act.


4.4 Subject to the restrictions, if any, set forth in these Articles, any member may transfer his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent.
The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the Company's form of share certificates, and in any form which the directors may approve. If the directors so require, each instrument of transfer shall be in respect of only one class of share.


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4.5 Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registrationtogether with the share certificate for the shares to be transferred and such other evidence, if any, as the directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration. The, transferor shall remain the holder of the share until the name of the transferee is entered on the register in respect of that share.


4.6 The signature of the registered owner of any shares, or of his duly authorized attorney, upon the instrument of transfer constitutes an authority to the Company to register the shares specified in the instrument of transfer in the name of the person named in that instrument of transfer as transferee or, if no person is so named, then in any name designated in writing by the person depositing the share certificate and the instrument of transfer with the Company or its agents.


4.7 The Company, and its directors, officers and agents are not bound to enquire into any title of the transferee of any shares to be transferred, and are not liable to the registered or any intermediate owner of those shares, for registering the transfer.


4.8 There shall be paid to the Company in respect of the registration of any transfer a sum, not exceeding that permitted by the Companies Act, as the directors deem fit.


PART 5 - TRANSMISSION OF SHARES


5.1 In the case of the death of a member the legal personal representative of the deceased shall be the only person recognized by the Company as having any title to or interest in the shares registered in the name of the deceased. Before recognizing any legal personal representative the directors may require him to obtain a grant of probate or letters of administration in British Columbia.


5.2 Any person, who becomes entitled to a share as a result of the death or bankruptcy of any member, upon producing the evidence required by the Companies Act, or who becomes entitled to a share as a result of an order of a court of competent jurisdiction or a statute, upon producing such evidence as the directors think sufficient that he is so entitled, may be registered as holder of the share or may transfer the share.

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PART  6- ALTERATION OF CAPITAL


6.1 The Company may by ordinary resolution filed with the Registrar amend its Memorandum to increase the share capital of the Company by

(a) creating shares with par value or shares without par value, or both

(b) increasing the number of shares with par value or shares without par value, or both

(c) increasing the par value of a class of shares with par value, if no shares of that class are issued.

6.2 The Company may by special resolution alter its Memorandum to subdivide, consolidate, change from shares with par value to shares without par value, or from shares without par value to shares with par value, or change the designation of, all or any of its shares but only to such extent, in such manner and with such consents of members holding a class of shares which is the subject of or affected by such alteration, as the Companies Act provides.


6.3 The Company may alter its Memorandum or these Articles

(a) by special resolution, to create, define and attach special rights or restrictions to anyshares, and

(b ) by special resolution and by otherwise complying with any applicable provision of itsMemorandum or these Articles, to vary or abrogate any special rights and restrictionsattached to any shares and in each case by filing a certified copy of such resolution with the Registrar but no right or special right attached to any issued shares shall be prejudiced or interfered with unless all members holding shares of each class whose right or special right is so prejudiced or interfered with consent thereto in writing, or unless a resolution consenting thereto is passed at a separate class meeting of the holders of the shares of each such class by a majority of three-fourths or such greater majority as may be specified by the special rights attached to the class of shares, of the issued shares of such class.


6.4 Notwithstanding such consent in writing or such resolution, no such alteration shall be valid as to any part of issued shares of any class unless the holders of the rest of the issued shares of such class either all consent thereto in writing or consent thereto by a resolution passed by the votes of members holding three-fourths of the rest of such shares.


6.5 Except as otherwise provided by conditions imposed at the time of creation of any new shares or by these Articles, any addition to the authorized capital resulting from the creation of new shares shall be subject to the provisions of these Articles.

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6.6 If the Company is or becomes a reporting  company, no resolution to create, vary or abrogate any special right of conversion attaching to any class of shares shall be submitted to any meeting of members unless, if so required by the Companies Act, the British Co1umbia Securities Commission shall have consented to the resolution.


6.7 Unless these Articles otherwise provide, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class meeting of members holding a particular class of shares but the quorum at a class meeting shall be one person holding or representing by proxy one-third of the shares affected.


PART 7 - PURCHASE AND REDEMPTION OF SHARES


7.1 Subject to the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the directors and in compliance with the Companies Act, purchase any of its shares at the price and upon the terms specified in such resolution or redeem any class of its shares in accordance with the special rights and restrictions attaching thereto. No such purchase or redemption shall be made if the Company is insolvent at the time of the proposed purchase or redemption or if the proposed purchase or redemption would render the Company insolvent. Unless the shares are to be purchased through a stock exchange or the Company is purchasing the shares from dissenting members pursuant to the requirements of the Companies Act, the Company shall make its offer to purchase pro rata to every member who holds shares of the class or kind, as the case may be, to be purchased.


7.2 If the Company proposes at its option to redeem some but not all of the shares of any class, the directors may, subject to the special rights and restrictions attached to such class of shares, decide the manner in which the shares to be redeemed shall be selected.


7.3 Subject to the provisions of the Companies Act, any shares purchased or redeemed by the Company may be sold or issued by it, but, while such shares are held by the Company ,it shall not exercise any vote in respect of these shares and no dividend shall be paid thereon.


PART 8 - BORROWING  POWERS


8.1 The directors may from time to time at their discretion authorize the Company to borrow any sum of money for the purposes of the Company and may raise or secure the repayment of that sum in such manner and upon such terms and conditions, in all respects, as they think fit, and in particular, and without limiting the generality of the foregoing, by the issue of bonds or debentures, or any mortgage or charge, whether specific or floating, or other security on the undertaking or the whole or any part of the property of the Company, both present and future.


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8. 2 The directors may make any debentures, bonds or other debt obligations issued by the Company by their terms, assignable free from any equities between the Company and the person to whom they maybe issued, or any other person who 1awfully acquires the same by assignment, purchase, or otherwise, howsoever .


8.3 The directors may authorize the issue of any debentures, bonds or other debt obligations of the Company at a discount premium or otherwise, and with special or other rights or privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares, attending at general meetings of the Company and otherwise as the directors may determine at or before the time of issue.


8.4 The Company shall keep or cause to be kept in accordance with the Companies Act

(a) a register of its debentures and debt obligations, and

(b) a register of the holders of its bonds, debentures and other debt obligations, and subject to the provisions of the Companies Act may keep or cause to be kept one or more branch registers of the holders of its bonds, debentures, or other debt obligations within or with out the Province of British Columbia as the directors may from time to time determine and the directors may by resolution, regulations or otherwise make such provisions as they think fit respecting the keeping of ,such branch registers.8.5 If the directors so authorize, or if any instrument under which any bonds, debentures or other debt obligations of the Company are issued so provides, any bonds, debentures and other debt obligations of the Company, instead of being manually signed by the directors or officers authorized in that behalf, may have the facsimile signatures of such directors or officers printed or otherwise mechanically reproduced thereon and in either case, shall be as valid as if signed manually, but no such bond, debenture or other debt obligation shall be issued unless it is manually signed, countersigned or certified by or on behalf of a trust company or other transfer agent or registrar duly authorized by the directors or the instrument under which such bonds, debentures or other debt obligations are issued so to do. Notwithstanding that any persons whose facsimile signature is so used shall have ceased to hold the office that he is stated on such bond, debenture or the date of the actual issue other debt obligation to hold at the date of the actual issue thereof, the bond, debenture or other debt obligation shall be valid and binding on the Company.


PART  9- GENERAL MEETINGS

9.1 Subject to Article 9.2 and to the Companies Act the first annual general meeting shall be held within 15 months from the date of incorporation and thereafter an annual general meeting shall be held once in every calendar year at such time, not being more than 13 months after the holding of the last preceding annual general meeting, and place as the directors shall appoint. In default of the meeting being so held, the meeting shall be held in the month next following and may be called by any two members in the same manner as nearly as possible as that in which meetings are to be called by the directors.


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9.2 If the Company is not a reporting company and if all members entitled to attend and vote at the annual general meeting of the Company consent in writing each fear to the business required to be transacted at the annual general meeting, that business shall be as valid as if transacted at an annual general meeting duly convened and held and, it is not :1ecessary of, or the Company to hold an annual general meeting that year.


9.3 Every general meeting, other than an annual general meeting, shall be called an extraordinary general meeting.


9.4 Any such requisition, and the meeting to be called pursuant thereto, shall comply with the provisions of the Company

9.5 Not less than 21 days' notice of any general meeting specifying the time and place of meeting and in case of special business, the general nature of that business shall be given in the manner mentioned in Article
21, or in such other manner, if any, as may be prescribed by ordinary resolution whether previous notice thereof has been given or not, to any person as may by law or under these articles or other regulations of the Company entitled to receive such notice from the Company. But the accidental omission to give notice of any meeting to, or the non-receipt of any such notice by, any of such persons shall not invalidate any proceedings at that meeting.


9.6 Persons entitled to notice of a general meeting may waive or reduce the period of notice convening the meeting, by unanimous consent in writing, and may give such waiver before, during or after the meeting.

9.7 Where any special business includes the presenting, considering, approving, ratifying or authorizing of the execution of any document, then the portion of any notice relating to such document shall be sufficient if the same states that a copy of the document or proposed document is or will be available for inspection by members at a place in the Province of British Columbia specified in such notice during business hours in any specified working day or days prior to the date of the meeting.

PART  10- PROCEEDINGS AT GENERAL MEETINGS

10.1 The following business at a general meeting shall be deemed to be special business :

(a) all business at an extraordinary general meeting, and

(b) all business that is transacted at an annual general meeting, with the exception of the consideration of the financial statement and the report of the directors and auditors, the election of directors, the appointment of the auditors and such other business as, under these Articles ought to be transacted at an annual general meeting, or any business which is brought under consideration by the report of the directors.



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10.2 Save as otherwise herein provided a quorum for a general meeting shall be: two members or proxyholders representing two members, or one member and a proxyholder representing another member, personally present at the commencement of the meeting and holding or representing by proxy not less than one-tenth of the issued shares of a class-of shares the holders of which are entitled to attend and to vote at such meeting.


10.3 No business, other than the election of a chairman and the adjournment of the meeting shall be transacted at any general meeting unless the quorum requisite was present at the commencement of the meeting.

10.4 If within one-half hour from the time a appointed for a meeting a quorum is not present, the meeting if convened by requisition of the members, shall be dissolved; but in any other case it shall stand adjourned to the same day in the next week at the same time and place. If at such adjourned meeting a quorum is not present within one-half hour from the time appointed, the members present shall be a quorum.


10.5 The Chairman of the Board, if any, or in his absence the President of the Company shall be entitled to preside as chairman at every general meeting of the Company .


10.6 If at any meeting neither the Chairman of the Board , if any, nor President is present within fifteen minutes after the time appointed for holding time meeting or is willing to act as chairman, the directors present shall choose some one of their number to be chairman. If no director be present or if all the directors present decline to take the chair or shall fail to so choose, the members present shall choose one of their number to be chairman.


10. 7 The chairman of the meeting may, with the consent of any meeting at which a quorum is present and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than tile business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of a general meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.


10.8 Subject to the provisions of the Companies Act every question submitted to a general meeting shall be decided on a show of hands unless a poll is, before or on the declaration of the result of the show of hands, directed by the chairman or demanded by a member entitled to vote who is present in person or by proxy, and the chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decision shall be entered in the book of proceedings of the Company. A declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority, or lost or not carried by a particular majority, and an entry to that effect in the book-containing the minutes of the proceedings of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against such resolution.

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10.9 No resolution proposed at a meeting need be seconded and the chairman of any meeting shall be entitled to move or second a resolution.

10.10 In case of an equality of votes upon a resolution, the chairman will have, either on a show of hands or on a poll, a casting or second vote in addition to the vote or votes to which he may be entitled as a member.

10.11 Subject to the provisions of Article

10.12 if a poll is duly demanded as aforesaid, it shall be taken in such manner and at such time within seven days from the date of the meeting and place as the chairman of the meeting directs, and either at once or after an interval or adjournment not exceeding seven days, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll is demanded. A demand for a poll may be withdrawn. In the case of any dispute as to the admission or rejection of a vote, the chairman shall determine the same and such determination made in good faith shall be final and conclusive.


10.12 A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.


10.13 No poll may be demanded on the election of a chairman of a meeting and a poll demanded on a question of adjournment shall be taken at the meeting without adjournment


10.14 The demand of a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which poll has been demanded


10.15 Every ballot cast upon a poll and every proxy appointing a proxyholder who cast a ballot upon a poll shall be retained by the Secretary for the period and be subject to the inspection as the Companies
Act may provide.


PART 11 VOTES OF MEMBERS


11.1 Subject to any special rights or restrictions for the time being attached to any shares, on a show of hands every member present in person shall have one vote, and on a poll every member, present in person or by proxy, shall have one vote for each share of which he is the holder.


11.2 Any person who is not registered as a member but is entitled to vote at any general meeting in respect of a share, may vote the share in the same manner as if he were a member but, unless the directors have previously admitted his right to vote at the meeting in respect of the share, he shall satisfy the directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.


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11.3 In the case of joint registered holders of a share the vote of the senior who exercises a vote, whether in person or by proxyholder shall be accepted to the exclusion of the votes of the other joint registered holders; and for this purpose seniority shall be determined by the order in which the names stand in the registered of member. Several legal personal representatives of a deceased member whose shares are registered in his sole name shall for the purpose of this Article be deemed joint registered holders


11.4 Any corporation not being a subsidiary which is a member of the Company may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any general Meeting or class meeting the person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were anindividual member of the Company personally present without limitations, including , without limitation the right unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall be counted for the purpose of forming a quorum if present at the meeting. Evidence of the appointment of any such representative may be sent to the Company by written instrument, telegram, telex or any method of transmitting legibly recorded messages within the time fixed for filing of proxies for such meeting. Notwithstanding the foregoing, a corporation being a member may appoint a proxyholder.


11.5 A member of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, curator bonis, or other person in the nature of a committee or curator bonis appointed by that court, and any such committee, curator bonis, or other person may appoint a proxyholder.

11.6 A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more proxyholders (but not more than five) to attend, act and vote for him on the same occasion.
If such a member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote.

11.7 A proxy or an instrument appointing a duly authorized representative of a. corporation shall be in writing, under the hand of the appointor or of his attorney duly authorized in writing, or, if such appointor is a corporation, either under its seal or under the hand of an officer or attorney duly authorized.

11.8 Any person may act as proxyholder whether or not he is entitled on his own behalf to be present and to vote at the meeting at which he acts as proxyholder. The proxy may authorize the person so appointed to act as proxyholder for the appointor for the period, at such meeting or meetings and to the extent permitted by the Companies Act.

11.9 A proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the registered office of the Company or at such other place as is specified for that purpose the notice, calling the meeting, not less than 48 hours before the time for holding the meeting at which the person

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

named in the proxy proposes to vote, or shall be deposited with the chairman if the meeting prior to the commencement thereof. In addition to any other method of depositing proxies provided for in these Articles, the directors may from time to time make regulations permitting the lodging of proxies a appointing proxyholders at some place or places other than the place at which a meeting or adjourned meeting of members is to be held and for particulars of such proxies to be cabled or telegraphed or sent in writing before the meeting or adjourned meeting to the Company or any agent of the Company for the purpose of receiving such particulars and providing that proxies appointing a proxyholder so lodged may be voted upon as though the proxies themselves were produced to the chairman of the meeting or adjourned meeting as required by this Part and votes given in accordance with such regulations shall be valid and shall be counted.


11.10 A vote given in accordance 'with the terms of a proxy shall be valid notwithstanding the previous death or insanity of the member or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the share in respect of which the proxy is given, provided no prior notice in writing of the death, insanity, revocation or transfer as aforesaid shall have been received at the registered office of the Company or by the chairman of the meeting or adjourned meeting before the vote was given.

11.11 Unless, in the circumstances, the Companies Act requires any other form of proxy, a proxy appointing a proxyholder, whether for a specified meeting or otherwise, shall be dated and in the form following, or in any other form that the directors shall approve:

                            (Name of Company)
The undersigned being a member named Company hereby appoints
               (or failing him
-------------------------- of
                              --------------------------------------
as proxyholder for the undersigned to attend and vote for and on behalf of the general meeting of the Company the
                                      -------------------------------------
      day of,     , 19    and at any adjournment of that meeting.
-----        -----    ---

Signed this         day of           , 19   .
            ------------       -----------    ---

signature

11.12 Every proxy may be revoked by an instrument in writing

(a) executed by the member giving the same or by his attorney authorized in writing or, where the member is a corporation, by a duly authorized officer or attorney of the corporation; and

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(b) delivered either at the registered office of the Company at any time up to and includingthe last business day preceding the day of the meeting, or any adjournment thereof at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or any adjournment thereof before any vote in respect of which the proxy is to be used shall have been taken or in any other manner provided by law.


PART  12- DIRECTORS


12.1 The management of the business of the Company shall be vested in the directors and the directors may exercise all such powers and do all such acts and things as the Company is, by these Articles or otherwise, authorized to exercise and do, and which are not by these Articles or by statute or otherwise lawfully directed or required to be exercised or done by the Company in general meeting, but subject nevertheless to the provisions of all laws affecting the Company if and of these Articles and to any regulations not being inconsistent with these Articles which shall from time to time be made by the Company in general meeting but no regulation made by the Company in general meeting shall invalidate any prior Act of the directors that would have been valid if that regulation had not been made.

l2.2 The subscribers to the Memorandum of the Company are the first directors the directors to succeed the first directors may be appointed in writing by a majority of the subscribers to the Memorandum or at a meeting of the subscribers, or if not so appointed, they shall be elected by the members entitled to vote be the same as the number of directors so appointed or elected. The number of directors, excluding additional directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice thereof as been given or not, but notwithstanding anything, contained in these Articles the number of directors shall never be less than one or, if the Company is or becomes a reporting company, less than three.


12.3 A director shall not be required to have any share qualification but any person not being a member of the Company who becomes a director shall be deemed to have agreed to be bound by the provisions of the Articles to the same extent as if he were a member of the Company.

12.4 The remuneration of the directors as such may from time to time be determined by the directors or, if the directors shall so decide by the members. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such who is also a director. The directors shall be repaid such reasonable traveling, hotel and other expenses as they incur in and about the business of the Company and if any director shall perform any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director or shall otherwise be specifically occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such director, by the Company in general meeting and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive. The directors on behalf of the Company, unless otherwise determined by ordinary resolution, maypay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his Spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.
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12.5 The directors may from time to time and at any time by power of attorney appoint any Company, firm or person or" body of persons, whether nominated directly or indirectly by the directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions, not exceeding those vested in or exercisable by the directors under these Articles, and for such period and subject to such conditions as they may think fit, and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the directors may think fit and may also authorize any such attorney to delegate all or' any of the powers, authorities and discretions vested in him.


12.6 A director who is in any way, whether directly or indirectly, interested in a contract or proposed contract or transaction with the Company shall declare the nature or extent of his interest at a meeting of the directors in accordance with the provisions of the Companies Act. A director shall not vote in respect of any such contract or transaction with the Company in which he is interested and if he shall do so his vote shall not be counted, but he may be counted in the quorum present at the meeting at which such vote is taken. Subject to the Companies Act, the foregoing shall not apply to

(a) any contract or transaction relating to a loan to the Company, which a director or a specified corporation or a specified firm in which he has an interest has guaranteed or joined in guaranteeing the repayment of the loan or any part of the loan, or

(b) any contract or transaction made or to be made with, or for the benefit of a holding corporation or a subsidiary corporation of which a director is a director, or

(c) if authorized by ordinary resolution pursuant to Article 12.4, the remuneration of the directors.

Subject to the Companies Act the foregoing prohibitions and exceptions thereto may from time to time be suspended or amended to any extent by ordinary resolution, either generally or in respect of any particular contract, arrangement or transaction or for any particular period.


12.7 A director may hold any office or place of profit under the Company, other than auditor, in conjunction with his office of director for such period and on such terms, as to remuneration or otherwise, as the directors may determine. Subject to compliance with the Companies Act, no director or intended director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such office or place of profit or as vendor, purchaser or otherwise.


12.8 Any director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a director.

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12.9 A director may be or become a director or other officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and, subject to comp1iance with the provisions of the Companies Act, such director shall not be accountab1e to the Company for any remuneration or other benefits received by him as director, officer or employee of, or from his interest in, such other corporation or firm, unless the Company in general meeting otherwise directs.


12.10 Any director may, from time to time, appoint any person who is approved by resolution of the directors to be his alternate director. The appointee, while he holds office as an alternate director, shall be entitled to notice of meetings of the directors and, in the absence of the director for whom he is an alternate, to attend and vote thereat as a director or sign any resolution of directors to be consented to in writing, and shall not be entitled to be remunerated otherwise than out of the remuneration of the director appointing him. Any director may make or revoke an appointment of his alternate director by notice in writing or by telegram or cable to be delivered or addressed, postage or other charges prepaid, to the registered office of the Company. The directors may by resolution revoke any appointment of an alternate director, any- such revocation to become effective upon notice thereof having been given to the director who made the appointment. No person shall act as an alternate for more than one director at any giventime and no director may act as an alternate for any other director.


PART  13- TERMINATION OF DIRECTORSHIP OF DIRECTORS


l3.1 The office of Director shall be vacated if the Director.


1. resigns his office by notice in writing delivered to the registered office of the Company; or
2. is convicted of an indictable offense and the other directors shall have resolved to remove him; or
3. ceases to be qualified to act as a director pursuant to the Company Act; or
4. is found to be incapable of managing his own affairs by reason of mental infirmity.


13.2 The Company may by special resolution remove any director before the expiration of his period of office, and may by an ordinary resolution appoint another person in his stead.

PART  14- RETIREMENT AND ELECTION OF DIRECTORS

14.1 At each annual general meeting of the Company all the directors shall retire and the members entitled to vote thereat shall elect a Board of Directors consisting of the number of directors for the time being fixed pursuant to these Articles. If the Company is, or becomes, a company that is not a reporting company and the business to be transacted at any annual general meeting is consented to in writing by all the members who are entitled to attend and vote thereat such annual general meeting shall be deemed for the purpose of this Part to have been held on such written consent becoming effective.

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14.2 A retiring director shall be eligible for re-election.


14.3 Where the Company fails to hold an annual general meeting in accordance with the Companies Act, the directors then in office shall be deemed to have been elected or appointed as directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may hold office until other directors are appointed or elected or until the day on which the next annual general meeting is held.

14.4 If at any general meeting at which there should be an election of directors, the places of any of the retiring directors are not filled by such election, such of the retiring directors who are not re-elected as may be requested by the newly-elected directors shall, if willing to do SO, continue in office to complete the number of directors for the time being fixed pursuant to these Articles until further new directors are elected at a general meeting convened for the purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being fixed pursuant to these Articles such number shall be fixed at the number of directors actually elected or continued in office.


14.5 Any casual vacancy occurring in the Board of Directors may be filled by the remaining directors or director


14.6 Between successive annual general meetings the directors shall have power to appoint one or more additional directors but not more than two times the number of directors fixed pursuant to these Articles and in effect at the last general meeting at which directors were elected. Any director so appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for election at such meeting and so long as he is an additional director the number of directors shall be increased accordingly.


PART  15- PROCEEDINGS OF DIRECTORS


15.1 The directors may meet together at such places as they think fit for the dispatch of business, adjourn and otherwise regulate their meetings and proceedings, as they see fit. The Chairman of the Board, if any, or in his absence the President of the Company, shall be chairman of all meetings of the Board, but if at any meeting neither the Chairman of the Board, if any, nor the President shall be present within 30 minutes after the time appointed for holding the same or if both the Chairman of the Board and the President, belong present decline to act, the directors present may choose some one of their number to be chairman at such meeting. A director interested is to be counted in a quorum notwithstanding his interest.

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

15.2 The quorum necessary for the transaction of the business of the directors may be fixed by the directors and if not so fixed shall be two directors or, if the number of directors is fixed at one, shall be one director.


15.3 A director may at any time, and the Secretary, upon the written request of a director, shall call a meeting of the directors. Notice thereof specifying the time and place of such meeting shall be mailed, postage prepaid, addressed to each of the directors at his registered address at least 48 hours before the time fixed for the meeting or such lesser period as may be reasonable under the circumstances, or such notice may be given to each director either personally or by leaving it at his usual business or residential address or by telephone, telegram, telex or other method of transmitting visually recorded messages, at least 48 hours before such time or such lesser period as may be reasonable under the circumstances. It shall not be necessary to give to any director notice of a meeting of directors immediately following a general meeting at which such director has been elected or notice of a meeting of directors at which such director shall have been appointed. Accidental omission to give notice of a meeting of directors to, or the non-receipt of notice by, any director, shall not invalidate the proceedings at that meeting.

15.4 A meeting of the directors at which a quorum is present shall be competent to exercise all or any of the authorities, power and discretions for the time being vested in or exercisable by the directors.

15.5 A director may participate in a meeting of the Board or of any committee of the directors by means of conference telephones or other communications facilities by means of which all directors participating in the meeting can hear each other and provided that all such directors agree to such participation. A director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat.


15.6 The continuing directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of directors, the continuing directors or director may act for the purpose of increasing the number of directors to that number, or for the purpose of summoning a general meeting of the Company, but for no other purpose.


15.7 Subject to the provisions of the Companies Act, all acts done by any meeting of the directors or of a committee of directors, or by any person acting as a director, shall, not-withstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such directors or of the members of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had-been duly elected or appointed and was qualified to be a director.


l5.8 For the first meeting of the Board to be held immediately following the appointment or election of a director or directors at an annual or general meeting of shareholder, or for a meeting of the Board at which a director is appointed to fill a vacancy in the Board, no notice of such meetings shall be necessary to the newly elected or appointed director or directors in order for the meeting to be duly constituted, provided that a quorum of directors is present.
                                 105

15.9 Any director of the Company may file with the Secretary a document, executed by him waiving notice of any past, present or future meeting or meetings of the directors being, or required to have been, sent to him and may at any time withdraw such waiver with respect to meetings held thereafter. After filing such waiver with respect to future meetings and until such waiver is withdrawn no notice need be given to such director and, unless the director otherwise requires in writing to the Secretary, to his alternate director of any meeting or directors and all meetings of the directors so held shall be deemed not to be improperly called or constituted by reason of notice not having been given to such, director or alternate director.


15.10 Questions arising at any meeting of the directors shall be decided by a majority of votes. In case of an equality of votes the Chairman shall not, have a second or casting vote.

15.11 A resolution consented to in writing, whether by document, telegram, telex or and method of transmitting legibly recorded messages or other means, by a majority of the directors shall be as valid and effectual as if it had been passed at a meeting of the directors duly called and held. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with, the minutes of the proceedings of the directors and shall be effective on the date stated thereon or on the latest date stated on any counterpart.


15.12 The directors may, by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which Committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, said Committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution. The said committee shall keep regular minutes of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts done by the Executive Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such Committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of said Committee shall constitute a quorum thereof.


15.13 The directors may by resolution appoint one or more committees consisting of such member or members of their body as they think fit and may delegate to any such committee between meetings of the Board such powers of the Board (except the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee of the Board and the power to appoint or remove officers appointed by the Board) subject to such conditions as may be prescribed in such resolution, and all committees so appointed shall keep regular minutes of their

                                    106
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

transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The directors shall also have power at any time to revoke or override any authority given to or acts to be done by any such committees except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of a committee and to fill vacancies in it. Committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary. A majority of the members of a committee shall constitute a quorum thereof.

15.6 The Executive Committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting or such Committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated in any counterpart.


PART  16- OFFICERS


16.1 The directors shall, from time to time, appoint a President, and a Secretary and such other officers, if any, as the directors shall determine and the directors may, at any time, terminate any such appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of the Companies Act.


16.2 One person may hold more than one of such offices except that the offices of President and Secretary must be held by different persons unless the Company has only one member. Any person appointed as the Chairman of the Board, the President or the Managing Director shall be a director. The other officers need not be directors. The remuneration of the officers of the Company as such and the terms and conditions of their tenure of office or employment shall from time to time be determined by the directors, such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes and an officer may in addition to such remuneration be entitled to receive after he ceases to holdsuch office or leaves the employment of the Company a pension or gratuity. The directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers. The Secretary shall, inter alia, perform the functions of the Secretary specified in the Companies Act.



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16.3  Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.


PART 17- MINUTES DOCUMENTS AND RECORDS


17.1 The directors shall cause minutes to be duly entered in books provided for the purposes:

(a) of all appointments of  officers.

(b) of the names of the directors or their alternates present at each meeting of directors and of any committee of directors;

(c) of all orders made by the directors or committees of directors ;

(d) of all resolutions and proceedings of general meetings of the Company and of all meetings of the directors and of committees of directors .17. 2 The directors shall cause the Company to keep at its records office or at such other place as the Companies Act may permit, the documents, copy documents, registers, minutes, and records which the Company is required by the Companies Act to keep at its records office or such other

PART 18 - EXECUTION OF DOCUMENTS


18.1 The directors may provide a seal for the Company and, if they do so, shall provide for the safe custody of the seal which shall not be affixed to any instrument except in the presence of the following persons, namely,

1.    any two directors, or

(b) one of the Chairman of the Board, the President, the Managing Director, a director and a Vice-President together with one of the Secretary, the Treasurer, the Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer and an Assistant Secretary-Treasurer, or

(c) if the Company shall have only one member, the President or the Secretary, or

(d) such person or persons as the directors may from time to time by resolution appoint and the said directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution the seal may be affixed in the presence of any one of the foregoing persons.


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

18.2 To enable the seal of the Company to be affixed to any bonds, debentures, share certificates, or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are in accordance with the Companies Act and/or these Articles, printed or otherwise mechanically reproduced there may be delivered to the firm or company employed to engrave, lithograph or print such definitive or interim bonds, debentures, share certificates or other securities one or more unmounted dies reproducing the Company's seal and the Chairman of the Board, the President, the managing Director or a Vice-President and the Secretary, Treasurer, Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer or an Assistant Secretary-Treasurer may by a document authorize such firm or company to cause the Company's seal to be affixed to, such definitive or interim bonds, debentures, share certificates or other securities by the use of such dies. Bonds, debentures, share certificates or other securities to which the Company's seal has been so affixed shall for all purposes be deemed to be under and to bear the Company's seal lawfully affixed thereto.


18.3 The Company may have for use in any other province, state, territory or country an official seal which shall have on its face the name of the province, state, territory or country where it is to be used and all of the powers conferred by the Companies Act with respect thereto may be exercised by the directors or by a duly authorized agent of the Company.


PART  19- DIVIDENDS


19.1 The directors may declare dividends and fix the date of record therefor and the date for payment thereof. No notice need be given of the declaration of any dividend.


19.2 Subject to the terms of shares with special rights or restrictions, all dividends shall be declared according to the number of shares held.


19. 3 No dividend shall bear interest against the Company.


19. 4 The directors may direct payment of any dividend wholly or partly by the distribution of specific assets or of paid-up shares, bonds, debentures or other debt obligations of the Company, or in any one or more of those ways, and, where any difficulty arises in regard to the distribution, the directors may settle the same as they think expedient, and in particular may fix the value for distribution of specific assets, and may determine that cash payments shall be made to a member upon the basis of the value so fixed in place of fractional shares, bonds, debentures or other debt obligations in order to adjust the rights of all parties, and may vest any of those specific assets in trustees upon such trusts for the persons entitled as may seem expedient to the directors.


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

19.5 Notwithstanding anything contained in these Articles the directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid and non-assessable any unissued shares or any bonds, debentures or other debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.


19.6 Any dividend, interest or other monies payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or, in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register or to such person and to such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectua1 receipts for any dividends, bonuses or other monies payable in respect of the shares held by them as joint holders.


19.7 A transfer of a share shall not pass the right to any dividend declared thereon before the registration of the transfer in the register.


19.8 Notwithstanding any other provisions of these Articles should any dividend result in any shareholders being entitled to a fractional part of a share of the Company, the directors shall have the right to pay such shareholders in place of that fractional share, the cash equivalent thereof calculated on the par value thereof or, in the case of shares without par value, calculated on the price or consideration for which such shares were or were deemed to be issued, and shall have the further right and complete discretion to carry out such distribution and to adjust the rights of the shareholders with respect thereto on as practical and equitable a basis as possible including the right to arrange through a fiscal agent or otherwise for the sale, consolidation or other disposition of those fractional shares on behalf of those shareholders of the Company.


19.9 The directors may, before declaring any dividend, set aside out of the profits of the Company such sums as they think proper as appropriations from income, which shall at the discretion of the directors, be applicable for meeting contingencies, or for equa1izing dividends, or for any other purpose to which the profits of the Company may be properly applied, and pending such application may, either be employed in the business of the Company or be invested in such investments as the directors in their discretion may from time to time determine.

PART 20 - ACCOUNTS


20.1 The directors shall cause records and books of accounts to be kept as necessary to properly record the financial affairs and conditions of the Company and to comply with the provisions of statutes applicable to the Company.


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

20.2 The directors shall determine the place at which the accounting records of the Company shall be kept and those records shall be open to the inspection of any director during the normal business hours of the Company.


20.3 Unless the directors determine otherwise, or unless otherwise determined by an ordinary resolution, no member of the Company shall be entitled to inspect the accounting records of the Company.

PART 21 - NOTICES

21.1 A notice may be given to any member or director, either personally or by sending it by post to him in a prepaid letter, envelope or wrapper addressed to the member or director at his registered address. A certificate signed by the Secretary or other officer of the Company or a person of any other corporation acting on behalf of the Company that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed shall be conclusive evidence thereof.


21.2 A notice may be given by the Company to joint members in respect of a share registered in their names by giving the notice to the joint member first named in the register of members in respect of that share.


21.3 A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending it through the post in a prepaid letter, envelope or wrapper addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description, at the address, if any, supplied for the purpose by the persons c1aiming to be so entitled, or until that address has been so supplied, by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.


21.4 Any notice or document sent by post to or left at the registered address of any member shall, notwithstanding that member is then deceased and whether or not the Company has notice of his death, be deemed to have been duly served in respect of any registered shares, whether held solely or jointly with other persons by that deceased member, until some other person is registered in his place as the member or joint member in respect of those shares, and that service shall for all purposes of these articles be deemed a sufficient service of such notice or document on his personal representatives and all persons, if any, jointly interested with him in those shares.


21.5 Any notice sent by post shall be deemed to have been served on the business day following that on which the letter, envelope or wrapper containing that notice is posted, and in providing service thereof it shall be sufficient to prove that the letter, envelope or wrapper containing the notice was properly addressed and put in a Canadian Government post office, postage prepaid.

21.6 If a number of days' notice or a notice extending over any other period is required to be given, the day of service shall not, unless it is otherwise provided in these Articles, be counted in the number of days or other period required.

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

21.7 Notice of every general meeting shall be given in the manner authorized by these Articles, to:


(a) every member holding a share or shares carrying the right to vote at such meetings on the record date or, if no record date was established by the directors, on the date of the mailing,


(b) the personal representative of a deceased member, and


(c) the trustee in bankruptcy of a bankrupt member.


PART  22- RECORD DATES


22.1 The directors may fix in advance a date, which shall not be more than the maximum number of days permitted by the Companies Act preceding the date of any meeting of members or any class thereof or of the payment of any dividend or of the proposed taking of any other proper action requiring the determination of members as the record date for the determination of the members entitled to notice of, or to attend and vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or for any other proper purpose and, in such case, notwithstanding anything elsewhere contained in these Articles, only members of record on the date so fixed shall be deemed to be members for the purposes aforesaid.


22.2 Where no record date is so fixed for the determination of members as provided in the preceding Article the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, shall be the record date for such determination.

PART 23 - INDEMNIFICATION AND PROTECTION OF DIRECTORS, OFFICERS,
                  EMPLOYEES, AND CERTAIN AGENTS

23.1 The Company shall indemnify any person who was or is a party or is threatened to be made a party" to any threatened, pending or completed action or proceeding, whether or not brought by the Company or by a corporation or other legal entity or enterprise as hereinafter mentioned and whether civil, criminal or administrative, by reason of the fact that he is or was a director, officer, employee, or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, a partnership, joint venture, trust or other enterprise, against all costs, charges and expenses, including legal fees and any amount paid to settle the action or proceeding or satisfy a judgment, if he acted honestly and in good faith with a view to the best interests of the corporation or other legal entity or enterprise as aforesaid of which he is or was a director, officer, employee or agent, as the case may be, and exercised the care, diligence and skill of a reasonably prudent person, and with respect to any criminal or administrative, action or proceeding, he had reasonable grounds for believing that his conduct was lawful provided that the Company shall not be bound to indemnify any such person, other than a director, officer or an

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
employee of the Company, (who shall be deemed to have notice of this Article and to have contracted with the Company in the terms hereof solely by virtue of his acceptance of such office or employment) if in acting as agent for the Company or as a director, officer, employee or agent of another corporation or other legal entity or enterprise as aforesaid, he does so by written request of the Company containing an express reference to this Article and provided further that no indemnification of a director or former director of the Company; or director or former director of a corporation in which the Company is or was a shareholder, shall be made except to the extent approved by the Court pursuant to the Companies Act or any other statute. The determination of any action, suit or proceeding by judgment, order, settlement, conviction or otherwise shall not, of itself, create a presumption that the person did not act honestly and in good faith and in the best interests of the Company and did not exercise the care, diligence and skill of a reasonably prudent person and, with respect to any criminal action or proceeding, did not have reasonable grounds to believe that his conduct was lawful.


23.2 The Company shall indemnify any person other than a director in respect of any loss, damage, costs or expenses whatsoever incurred by him while acting as an officer, employee or agent for the Company unless such loss, damage, costs or expenses shall arise out of failure to comply with instructions, willful act or default or fraud by such person in any of which events the Company shall only indemnify such person if the directors, in their absolute discretion, so decide or the Company by ordinary resolution shall so direct.


23.3 The indemnification provided by this Part shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any other Part, or any valid and lawful agreement, vote of members or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall ensure to the benefit of the heirs, executors and administrators of such person. The indemnification provided by this article shall not be exclusive of any powers, rights, agreements or undertakings which may be lega11y permissib1e or authorized by or under any applicable law. Notwithstanding any other provisions set forth in this Part, the indemnification authorized by this Part shall be applicable only to the extent that any such-indemnification shall not duplicate indemnity or reimbursement which that person has received or shall receive otherwise than under this Part.


23.4 The directors are authorized from time to time to cause the Company to give indemnities to any director, officer, employee, agent or other person who has undertaken or is about to undertake any liability on behalf of the Company or any corporation controlled by it.


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


23.5 Subject to the Companies Act, no director or officer or employee for the time being of the Company shall be liable for the acts, receipts, neg1ects or defaults of any other director or officer or employee, or for joining in any receipt or act for conformity, or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of title to any property acquired by order of the Board for the Company, or for any of the monies of or belonging to the Company shall be invested or for any loss or damages arising from the bankruptcy, insolvency, or tortious act of any person, firm or corporation with whom or which any monies, securities or effects shall be -lodged or deposited or for any loss occasioned by any error of judgment or oversight on his part or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his own wilfu1 act or default, negligence, breach of trust or breach of duty.


23.6 Directors may rely upon the accuracy of any statement of fact represented by an officer of the Company to be correct or upon statements in a written report of the auditor of the Company and shall not be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement.


23.7 The directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, a partnership, joint venture, trust or other enterprise against any liability incurred by him as a director, officer, employee or agent.

FULL  NAMES, RESIDENT ADDRESSES                   NUMBER AND KIND AND CLASS
AND OCCUPATIONS OF SUBSCRIBERS                              OF SHARES TAKEN

STEPHEN F.X. O'NEILL, Solicitor                        ONE (l) COMMON SHARE
8258 Rosswood Place,Burnaby, B. C.

TOTAL SHARES TAKEN:                                    ONE (1) COMMON SHARE


DATED AT  Vancouver,  B. C. this 15TH DAY OF September, 1980

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